Exhibit (a)(1)(iii)

Letter of Transmittal

Regarding Shares in KKR FS Income Trust Select

Tendered Pursuant to the Offer to Purchase

Dated September 2, 2025

The Offer and withdrawal rights will expire on September 30,
2025 and this Letter of Transmittal must be received in good order by

the Company’s Transfer Agent, either by mail or overnight delivery, by 11:59 p.m.,
Eastern Time, on September 30, 2025, unless the Offer is extended

Complete this Letter of Transmittal and follow the instructions included herein

IF YOU WANT TO RETAIN ALL OF YOUR SHARES, YOU DO NOT NEED TO TAKE ANY ACTION

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to KKR FS Income Trust Select, a closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware statutory trust (the “Company”), the Class S common shares of beneficial interest in the Company, par value $0.01 per share (the “Shares”), or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated September 2, 2025 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase, and any amendments or supplements thereto, constitute the “Offer”). The Offer and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Company to reject any and all tenders determined by it, in its sole discretion, not to be received timely or in the appropriate form.

IMPORTANT: If you hold Shares registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you must contact that institution in order to tender your Shares and request that your broker, dealer, commercial bank, trust company or other nominee effect the tender for you.

The undersigned hereby sells to the Company the Shares or portion thereof tendered hereby pursuant to the Offer. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares that are declared, paid or distributed in respect of a record date occurring on or after the date on which the Shares are accepted for repurchase by the Company (collectively, “Distributions”), that when such Shares are accepted for repurchase by the Company, the Company will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges, proxies and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Transfer Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions.

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In the event that the undersigned is tendering Shares to the Company in connection with a Company-approved discretionary transfer program (and has notified the Company of such by sending written notice of such intent to the Company at service@futurestandard.com), by completing and executing this Letter of Transmittal, the undersigned hereby irrevocably authorizes and requests the Company to disburse, pay or otherwise transfer the aggregate proceeds (net of withholding tax, if any) due to the undersigned for payment by the Company of the purchase price for the Shares tendered by the undersigned and accepted for repurchase by the Company in the Offer (such proceeds referred to as the “K-FITS Tender Offer Proceeds”) directly to KKR FS Income Trust, a Delaware statutory trust (“K-FIT”) in accordance with the terms of the subscription agreement the undersigned executed and submitted to K-FIT (such disbursement, payment, or transfer referred to herein as the “Direct Transfer”). The undersigned hereby acknowledges and agrees that any such Direct Transfer shall be deemed for all intents and purposes (i) to constitute receipt of such K-FITS Tender Offer Proceeds by the undersigned (including, without limitation, for U.S. federal income tax purposes) and (ii) to represent payment in full by the Company to the undersigned for the Shares properly tendered by the undersigned and accepted by the Company in the Offer, in each case in full satisfaction of the Company’s payment obligations to the undersigned in connection with the Offer. The undersigned agrees that, for U.S. federal income tax purposes, the Company shall be treated as paying the K-FITS Tender Offer Proceeds that are due to the undersigned pursuant to the Offer to K-FIT on behalf of the undersigned. The undersigned hereby acknowledges and agrees that it will remain responsible for its taxes on the K-FITS Tender Offer Proceeds. The undersigned hereby releases any and all of the Company, K-FIT or their respective affiliates from and against, and the undersigned waives, any and all claims, rights, causes of action, damages, losses, settlements, judgments, costs, expenses and liabilities of any kind that the undersigned has, or hereafter may or shall have against the Company, K-FIT or their respective affiliates in connection with or relating to the Direct Transfer. The undersigned covenants not to make any claim, or to sue, institute or otherwise participate (except as required by a validly issued court order or subpoena) in any legal proceeding, directly or indirectly against the Company, K-FIT or their respective affiliates that relates in any way to the Direct Transfer, regardless of the legal theory advanced in such claim or proceeding. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Company to be necessary or desirable to complete the Direct Transfer. Notwithstanding anything to the contrary set forth in this Letter of Transmittal, K-FIT shall be deemed to be a third-party beneficiary of this Letter of Transmittal for purposes of this paragraph.

The undersigned name(s) on this Letter of Transmittal must correspond exactly with the name(s) on the books and records of the Company maintained by SS&C GIDS, Inc., the Company’s transfer agent (the “Transfer Agent”). The undersigned recognizes that, under certain circumstances as set forth in the Offer to Purchase, the Company may amend, extend or terminate the Offer or may not be required to purchase any of the Shares tendered hereby. In any such event, the undersigned understands that the Shares not purchased, if any, will continue to be held by the undersigned and will not be tendered.

The undersigned understands that upon acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that, in accordance with the terms and subject to the conditions of the Offer, following the determination of the purchase price, cash payment of the purchase price for the Shares or portion thereof of the undersigned (less the 2.0% “early repurchase deduction,” as applicable), as described in Section 6 “Purchases and Payment” of the Offer to Purchase, will be made on behalf of the Company by check, ACH or wire transfer to the account identified by the undersigned below or, if no instructions are indicated, to the account on record with the Transfer Agent for the payment of dividends. The undersigned understands that in no event will the undersigned receive any interest on the purchase price for the Shares tendered.

The undersigned understands that after acceptance of Shares by the Company in this Offer, the undersigned will retain, with respect to such repurchased Shares, all rights to inspect the books and records of the Company and to receive financial and other reports relating to the Company until the payment is made for such repurchased Shares. However, the undersigned will not be a shareholder of the Company, with respect to such repurchased Shares, and shall have no other rights (including, without limitation, any voting rights) under the Company’s governing documents, with respect to such repurchased Shares, from and after the date of acceptance of their Shares for repurchase by the Company.

If the undersigned is a participant in the Company’s distribution reinvestment plan (“DRIP”), the undersigned will continue to participate in the DRIP unless Transfer Agent is otherwise notified by the undersigned in accordance with the terms of the DRIP. Notwithstanding the foregoing, if the undersigned tenders their Shares in full and all or any portion of such tender is accepted by the Company, the undersigned’s participation in the DRIP will be automatically terminated as of the applicable expiration date for the Offer, and any distributions due but not yet paid as of such date will be paid in cash on the scheduled distribution payment date. Shares that are issued pursuant to the DRIP and tendered shall not be subject to the early repurchase deduction.

No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

All questions as to validity, form and eligibility (including time of receipt), including questions as to the proper completion or execution of any Letter of Transmittal or other required documents will be determined by the Company in its sole and absolute discretion (which may delegate power in whole or in part to the Transfer Agent) which determination will be final and binding. The Company reserves the absolute right to reject any or all tenders (i) determined by it not to be received timely or in appropriate form or (ii) for which the acceptance of, or payment for, would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the surrender of any Shares whether or not similar defects or irregularities are waived in the case of any other shareholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. The Company and the Transfer Agent shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Transfer Agent.

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Backup Withholding. Under U.S. federal income tax laws, the Transfer Agent will be required to withhold a portion of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder or payee that is a United States person (for U.S. federal income tax purposes) who has not previously submitted to the Transfer Agent a correct, completed and signed Internal Revenue Service (“IRS”) Form W-9, should provide the Transfer Agent with such shareholder’s or payee’s correct taxpayer identification number (“TIN”) by completing a Form W-9 with the required certifications being made under penalties of perjury. A copy of such form may be obtained from the Transfer Agent or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. If such shareholder is an individual, the TIN is such shareholder’s social security number. If the Transfer Agent is not provided with the correct TIN, the shareholder may be subject to penalties imposed by the IRS and payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. If backup withholding applies with respect to such non-exempt United States person, the Transfer Agent is required to withhold 24% of any payments of the purchase price made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS in a timely manner.

In order to avoid backup withholding, a foreign shareholder who has not previously submitted to the Transfer Agent a correct, completed and signed version of the appropriate IRS tax form should submit to the Transfer Agent a properly completed applicable IRS Form W-8 (IRS Form W-8BEN for foreign individuals; or IRS Form W-8BEN-E for foreign corporations; or other applicable IRS forms), including certification of such shareholder’s foreign status, signed under penalties of perjury. Copies of such forms may be obtained from the Transfer Agent or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov.

Certain shareholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements but should certify their exemption by completing the applicable Form W-9 or W-8 if they have not previously submitted to the Transfer Agent a correct, completed and signed version of the appropriate IRS tax form, or if their applicable Form W-8 is no longer current. Failure to complete the applicable Form W-9 or W- 8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Transfer Agent to withhold a portion of the amount of any payments made of the purchase price pursuant to the Offer.

NOTE: FAILURE TO COMPLETE AND RETURN THE APPLICABLE FORM W-9 OR FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER IF THE TRANSFER AGENT DOES NOT HAVE A CORRECT, COMPLETED AND SIGNED VERSION OF THE APPROPRIATE IRS TAX FORM ON FILE.

What Number to Give the Transfer Agent

Each United States shareholder is generally required to give the Transfer Agent its social security number or employer identification number. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write “Applied For” in Section A, sign and date a Form W-9. Notwithstanding that “Applied For” is written in Section A, the Transfer Agent will withhold 24% of all payments of the purchase price to such shareholder until a TIN is provided to the Transfer Agent. Such amounts will be refunded to such surrendering shareholder if a TIN is provided to the Transfer Agent within 60 days. Please consult your own accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Transfer Agent.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

Method of delivery of this Letter of Transmittal is at the option and risk of the owner thereof. If delivering via regular mail or overnight delivery, please deliver this Letter of Transmittal in its entirety to the Transfer Agent:

Regular Mail: FS/KKR Advisor, LLC c/o SS&C GIDS, Inc. P.O. Box 219713 Kansas City, MO 64121-9713	Express/Overnight Delivery: FS/KKR Advisor, LLC c/o SS&C GIDS, Inc. 801 Pennsylvania Ave., Suite 219713 Kansas City, MO 64105-1307

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DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE TRANSFER AGENT.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THE OFFER TO PURCHASE, THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER DOCUMENTS RELATED TO THE OFFER TO PURCHASE, YOU SHOULD CONTACT THE COMPANY TOLL-FREE AT 877-628-8575.

IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF THIS LETTER OF TRANSMITTAL AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE TRANSFER AGENT HAS ACTUALLY RECEIVED THE LETTER OF TRANSMITTAL. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

Questions and requests for assistance regarding the Offer may be directed to the Company at 877-628-8575.

Confirmation of receipt of this Letter of Transmittal may be directed to the Company by phone at 877-628-8575 or by mail at the following addresses:

•	Regular Mail: FS/KKR Advisor, LLC, c/o SS&C GIDS, Inc., P.O. Box 219713, Kansas City, MO 64121- 9713

•	Overnight Delivery: FS/KKR Advisor, LLC, c/o SS&C GIDS, Inc., 801 Pennsylvania Ave., Suite 219713, Kansas City, MO 64105-1307.

The Company strongly recommends that you confirm receipt of your Letter of Transmittal by calling 877-628-8575, Monday through Friday, except holidays, during normal business hours of 9:00 a.m. to 6:00 p.m. (Eastern) Time).

You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

[Remainder of Page Intentionally Left Blank]

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KKR FS INCOME TRUST SELECT

TENDER AUTHORIZATION FORM

VALUATION DATE: September 30, 2025

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), September 30, 2025

If You Invest In The Company Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Company’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date.

PLEASE SEND COMPLETED FORMS TO SS&C GIDS, INC. PURSUANT TO THE INSTRUCTIONS SET FORTH IN THE LETTER OF TRANSMITTAL.

A. SHAREHOLDER(S) INFORMATION

Beneficial Owner(s) Information

Registration Information	Primary Holder Name

Social Security or Tax ID No.
Telephone No.

Secondary Holder Name

Social Security or Tax ID No.
Telephone No.

Company Account No. (if known)	BIN:

Registered Holder Information (if different than above; print name exactly as it appears on the books and records of the Company maintained by SS&C GIDS, Inc., the Company’s transfer agent)*

* For positions registered in the name of a custodian, the signature of the custodian is required. Please ensure the custodian signs this Letter of Transmittal in the ‘‘Registered Holder Signature’’ block in Section D.

Name of Registered Holder
(e.g., custodian if shares are registered in the name of a custodian)

Address
	(street)	(city/state)	(zip)

Telephone No

This K-FITS Tender Authorization Form is valid only in conjunction with the terms of the Offer to Purchase dated September 2, 2025.

B. NUMBER OF SHARES BEING TENDERED (select one option)

☐	All Shares owned as of the Expiration Date

☐	Partial tender of Shares*

*Provide a number of Shares, not a dollar amount. If the requested partial repurchase would put the account balance below the required minimum balance of at least $500, the Company may increase the amount to be repurchased to equal all your Shares in the Company.

C. REMITTANCE INFORMATION (select one option, if applicable)

If no option is selected, (i) all proceeds from tenders processed for custodial accounts will be remitted to the custodian and (ii) and all proceeds from tenders processed for non-custodial accounts will be remitted to the address of record for the owner(s).

All proceeds from tenders processed for custodial accounts will be remitted to the shareholder’s brokerage account regardless of the option selected below.

☐	Remit payment in the name of the owner(s) by check to the address of the owner(s) or custodian of record, as applicable, on record with the Company.

☐	Remit payment in the name of the owner(s) directly to the bank account on record. If no such bank account information is on record with the Company, payment will be remitted in the name of the owner(s) to the address of record for the owner(s).

☐	Remit payment in the name of the following account holder and to the following bank account via ACH (signature guarantee required in Section D). If no signature guarantee is provided in Section D, payment will be remitted in the name of the owner(s) to the address of record for the owner(s).

Bank Name

Bank Routing No.

Bank Account No.

Bank Account Holder Name

This K-FITS Tender Authorization Form is valid only in conjunction with the terms of the Offer to Purchase dated September 2, 2025.

D. SIGNATURE (all registered holders must sign)

The undersigned authorizes and instructs the Company to make a cash payment (payable by check, ACH or wire transfer) of the purchase price for Shares accepted for purchase by the Company, without interest thereon and less any applicable withholding taxes and any 2% “early repurchase deduction,” as applicable, to which the undersigned is entitled in accordance with the instructions in Section C ‘‘Remittance Information’’ above. By executing this Letter of Transmittal, the undersigned hereby delivers to the Company in connection with the Offer to Purchase the number of Shares indicated in Section B ‘‘Number of Shares Being Tendered’’ above.

If Shares are registered in the name of a custodian, the custodian of the Shares must execute this Letter of Transmittal, and the beneficial owner of the Shares hereby authorizes and directs the custodian of the Shares to execute this Letter of Transmittal.

Beneficial Owner Signature:

Print Name of Beneficial Owner	Print Name of Beneficial Owner

Title of Signatory if Acting in a Representative Capacity	Title of Signatory if Acting in a Representative Capacity

Signature – Beneficial Owner	Signature – Beneficial Owner

Date	Date

Custodian authorization (Required for custodial accounts)

Signature Guarantee:*

The undersigned hereby guarantees the signature of the registered holder, or, if no registered holder is provided, the beneficial owner which appears above on this Letter of Transmittal.

Institution Issuing Guarantee:		Authorized Signature:

Name		Name

Address		Title	Date
(street)

(city/state) (zip)

*Signature Guarantee to be completed only if required by Section C ‘‘Remittance Information.’’

This K-FITS Tender Authorization Form is valid only in conjunction with the terms of the Offer to Purchase dated September 2, 2025.

INSTRUCTIONS TO LETTER OF TRANSMITTAL

THESE INSTRUCTIONS FORM PART OF THE TERMS AND CONDITIONS OF THIS LETTER OF TRANSMITTAL

1.     Guarantee of Signatures. If required by Section C ‘‘Remittance Information,’’ signatures on this Letter of Transmittal must be guaranteed in accordance with Rule 17Ad-15 (promulgated under the Securities Exchange Act of 1934, as amended) by an eligible guarantor institution which is a participant in a stock transfer association recognized program, such as a firm that is a member of a registered national securities exchange, a member of The Financial Industry Regulatory Authority, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an international bank, securities dealer, securities broker or other financial institution licensed to do business in its home country (an ‘‘Eligible Institution’’).

2.      Delivery of Letter of Transmittal. This Letter of Transmittal, properly completed and duly executed, should be sent by mail or courier or delivered by personal delivery to the Transfer Agent in each case at one of the addresses set forth in this Letter of Transmittal, in order to make an effective tender.

A properly completed and duly executed Letter of Transmittal must be received by the Transfer Agent at one of the addresses set forth in this Letter of Transmittal by 11:59 P.M., Eastern Time, on September 30, 2025, unless the Offer is extended. The purchase price will be paid and issued in exchange for the Shares tendered and accepted for purchase by the Company pursuant to the Offer to Purchase in all cases only after receipt by the Company of a properly completed and duly executed Letter of Transmittal.

The method of delivery of all documents is at the option and risk of the tendering shareholder and the delivery will be deemed made only when actually received. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

3.       Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

(a)    If this Letter of Transmittal is signed by the registered holder(s) of the Shares to be tendered, the signature(s) of the holder on this Letter of Transmittal must correspond exactly with the name(s) on the books and records of the Company maintained by the Transfer Agent.

(b)    If any Shares tendered with this Letter of Transmittal are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c)    If this Letter of Transmittal is signed by a director, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

(d)    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares, the Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the books and records of the Company maintained by the Transfer Agent. Additionally, if this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares, or if the purchase price is to be remitted to any person(s) other than the registered holder(s) of such Shares, signatures must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

INSTRUCTIONS TO LETTER OF TRANSMITTAL (continued)

4.     Withholding. The Transfer Agent is entitled to deduct and withhold from the purchase price otherwise payable to any holder of Shares whose Shares are accepted for purchase by the Company any amounts that the Transfer Agent is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, or any provision of state, local or foreign tax law. To the extent that amounts are withheld, the withheld amounts shall be treated for all purposes as having been paid and issued to the holder of Shares in respect of which such deduction and withholding was made.

5.     Transfer Taxes. The Company will pay any transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer; provided, however, that if payment of the purchase price is to be made to any person(s) other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith. For the avoidance of doubt, “transfer taxes” shall not include any taxes on gains or income.

6.      Determinations of Validity. All questions as to the form of documents and the validity of Shares will be resolved by the Company in its sole discretion, whose determination shall be final and binding, subject to the rights of tendering shareholders to challenge the Company’s determination in a court of competent jurisdiction. The Company reserves the absolute right to reject any deliveries of any Shares that are delivered timely or are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company reserves the absolute right to waive any defect or irregularity of delivery for exchange with regard to any Shares, whether or not similar defects or irregularities are waived in the case of any other shareholder.

NONE OF THE COMPANY, ITS BOARD OF TRUSTEES, FS/KKR ADVISOR, LLC OR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF ANY DEFECT OR IRREGULARITY IN ANY TENDER, AND NONE OF THEM WILL INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE.

7.     Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of this Letter of Transmittal may be directed to the Company at (877) 628-8575. Shareholders who do not own Shares directly may also obtain such information and copies from their broker, dealer, commercial bank, trust company or other nominee. Shareholders who do not own Shares directly are required to tender their Shares through their broker, dealer, commercial bank, trust company or other nominee and should NOT submit this Letter of Transmittal to the Company or the Transfer Agent.

8.     Backup Withholding. To prevent the imposition of U.S. federal backup withholding tax on the gross payments made pursuant to the Offer, prior to receiving such payments, each shareholder accepting the Offer who has not previously submitted to the Transfer Agent a correct, completed and signed Internal Revenue Service (‘‘IRS’’) Form W-9 (‘‘Form W-9’’) (for U.S. Shareholders) or IRS Form W-8BEN (‘‘Form W-8BEN’’), IRS Form W-8BEN-E (‘‘Form W-8BEN-E’’), IRS Form W-8IMY (‘‘Form W-8IMY’’), IRS Form W-8ECI (‘‘Form W-8ECI’’), IRS Form W-8EXP (‘‘Form W-8EXP’’) or other applicable form (for Non-U.S. Shareholders), or otherwise established an exemption from such withholding, must submit the appropriate form to the Transfer Agent.

INSTRUCTIONS TO LETTER OF TRANSMITTAL (continued)

If backup withholding applies, the Transfer Agent is required to withhold a portion of any payment made to the shareholder with respect to Shares purchased pursuant to the Offer. The applicable rate for backup withholding is currently 24%. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by the holder from the IRS.

Certain holders (including, among others, most corporations and certain foreign persons) are exempt from backup withholding requirements. To qualify as an exempt recipient on the basis of foreign status, a holder must generally submit a properly completed IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY or IRS Form W-8ECI, signed under penalties of perjury, attesting to that person’s exempt status. A holder would use an IRS Form W-8BEN to certify that it is neither a citizen nor a resident of the United States and would use an IRS Form W-8ECI to certify that (1) it is neither a citizen nor resident of the United States, and (2) the proceeds of the sale of the Shares are effectively connected with a U.S. trade or business. A non-U.S. holder may also use an IRS Form W-8BEN to certify that it is eligible for benefits under a tax treaty between the United States and such foreign person’s country of residence.

HOLDERS SHOULD CONSULT THEIR TAX ADVISOR(S) AS TO THEIR QUALIFICATION FOR EXEMPTION FROM THE BACKUP WITHHOLDING REQUIREMENTS AND THE PROCEDURE FOR OBTAINING AN EXEMPTION.

9.     Cost Basis. The Company has elected the first-in, first-out (FIFO) method as the default for calculating cost basis for Shares as defined in the Company’s offering documents. If you wish to change your cost basis method, please go to www.futurestandard.com, click through ‘‘investor login’’ and login into your account and select ‘‘Cost Basis Options’’. Alternatively, please contact the Company at (877) 628-8575. Regardless of the undersigned’s cost basis election, Shares repurchased will be treated as having been repurchased on a “first in-first out” basis for purposes of determining whether and to what extent the early repurchase deduction is applicable. Therefore, the portion of Shares repurchased will be deemed to have been taken from the earliest Shares purchased by such shareholder for purposes of determining whether and to what extent the early repurchase deduction is applicable, except that in all cases shares issues pursuant to the DRIP will be treated as having been repurchased first.

*      *      *

IMPORTANT: THIS LETTER OF TRANSMITTAL PROPERLY COMPLETED AND BEARING ORIGINAL SIGNATURE(S) (OR A COPY THEREOF) AND THE ORIGINAL OF ANY REQUIRED SIGNATURE GUARANTEE(S) MUST BE RECEIVED BY THE TRANSFER AGENT AT ONE OF THE ADDRESSES SET FORTH IN THIS LETTER OF TRANSMITTAL PRIOR TO THE EXPIRATION DATE.

Letter of Transmittal

Regarding Shares in KKR FS Income Trust Select

For Clients of Merrill Lynch, Pierce, Fenner & Smith Incorporated
Tendered Pursuant to the Offer to Purchase

Dated September 2, 2025

Should you wish to participate in the Offer, please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the order and provide you with a customized Letter of Transmittal for your account. The Letter of Transmittal generated for your account will need to be signed and returned or delivered to your Merrill Lynch Financial Advisor/Portfolio Manager no later than September 26, 2025 (two business days prior to the Expiration Date for the Offer) in order to provide your Merrill Lynch Financial Advisor/Portfolio Manager with sufficient time to timely submit your repurchase order to the Company by the Expiration Date.

Your Merrill Lynch Financial Advisor/Portfolio Manager must submit this Letter of Transmittal for processing by

11:59 p.m., Eastern Time, on September 30, 2025 (the “Expiration Date”), unless the Offer is extended

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

IF YOU WANT TO RETAIN ALL OF YOUR SHARES, YOU DO NOT NEED TO TAKE ANY ACTION

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to KKR FS Income Trust Select, a closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware statutory trust (the “Company”), the Class S common shares of beneficial interest in the Company, par value $0.01 per share (the “Shares”), or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated September 2, 2025 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase, and any amendments or supplements thereto, constitute the “Offer”). The Offer and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Company to reject any and all tenders determined by it, in its sole discretion, not to be received timely or in the appropriate form.

The undersigned hereby sells to the Company the Shares or portion thereof tendered hereby pursuant to the Offer. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares that are declared, paid or distributed in respect of a record date occurring on or after the date on which the Shares are accepted for repurchase by the Company (collectively, “Distributions”), that when such Shares are accepted for repurchase by the Company, the Company will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges, proxies and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions.

The undersigned recognizes that, under certain circumstances as set forth in the Offer to Purchase, the Company may amend, extend or terminate the Offer or may not be required to purchase any of the Shares tendered hereby. In any such event, the undersigned understands that the Shares not purchased, if any, will continue to be held by the undersigned and will not be tendered.

The undersigned understands that upon acceptance of Shares by the Company for payment, this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that, in accordance with the terms and subject to the conditions of the Offer, following the determination of the purchase price, cash payment of the purchase price for the Shares or portion thereof of the undersigned (less the 2.0% “early repurchase deduction,” as applicable), as described in Section 6 “Purchases and Payment” of the Offer to Purchase, will be made on behalf of the Company by check, ACH or wire transfer to your account at Merrill Lynch from which your subscription funds were debited. If your subscription funds were debited from an account held with another financial intermediary that has subsequently been transferred to Merrill Lynch the cash payment for the purchase price for the Shares or portion thereof will be made by check, ACH or wire transfer to such account at Merrill Lynch. The undersigned understands that in no event will the undersigned receive any interest on the purchase price for the Shares tendered.

The undersigned understands that after acceptance of Shares by the Company in this Offer, the undersigned will retain, with respect to such repurchased Shares, all rights to inspect the books and records of the Company and to receive financial and other reports relating to the Company until the payment is made for such repurchased Shares. However, the undersigned will not be a shareholder of the Company, with respect to such repurchased Shares, and shall have no other rights (including, without limitation, any voting rights) under the Company’s governing documents, with respect to such repurchased Shares, from and after the date of acceptance of their Shares for repurchase by the Company.

No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

(Instructions to Tendering Shareholder):

Please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the tender order and provide you with a customized Letter of Transmittal for your account. The Letter of Transmittal generated for your account will need to be signed and returned or delivered to your Merrill Lynch Financial Advisor/Portfolio Manager. For additional information, call your Merrill Lynch Financial Advisor/Portfolio Manager.

[Remainder of Page Intentionally Left Blank]

Tender Offer

Signature Pages - U.S. Investors

Document No.:	Client Account No.:

These Tender Offer Request Signature Pages (or “Signature Pages”) relate to the client’s (the “Client”) redemption or repurchase request from one or more investment funds (each, a “Fund”). The term “Fund” or “Funds” as used herein refers to each investment fund from which the Client is redeeming as set forth in the Signature Pages. The term “Interest” refers to any unit of participation, share, or other form of interest issued by a Fund.

Registration / Client Account Details

Account registration and address

Account classification	Taxpayer identification number	Account Number

Exempt payee code

Exemption from FATCA reporting code

FATCA classifications

Document No.:	1 of 4	Client Account No.:
TENDER_0523

Document No.:	Client Account No.:

Request Tender / Redemption Details

Fund Name:
Effective Date	Cut-off Date	Channel	Tender Type ☐ Full ☐ Partial	Units (If Partial)

Payment

Cash payments due pursuant to this request will be made directly to Merrill Lynch, Pierce, Fenner & Smith, Inc. or Private Bank, as indicated above, who will facilitate the distribution of proceeds into the Client’s account.

Signature

By executing and submitting these Signature Pages, you acknowledge that this request is subject to all of the terms and conditions set forth in the Offer and the Letter of Transmittal. Except as stated in the Offer, this request is irrevocable. You acknowledge the absolute right of the Fund to reject any and all tenders, including those that the Fund determines, in its sole discretion, are not in the appropriate form. You represent that you are the beneficial owner of the Interests in the Fund to which this request relates, or that the person signing this request is an authorized representative of the redeeming investor.

Document No.:	2 of 4	Client Account No.:
TENDER_0523

Document No.:	Client Account No.:

Internal Revenue Code Certification

Under penalties of perjury, by signature below, you hereby represent, warrant and certify as follows: (a) the Social Security/ Taxpayer ID Number set forth in these Signature Pages is your true, correct and complete Social Security/Taxpayer ID Number, and you are a U.S. citizen or other United States person (as defined in the instructions to IRS Form W-9); (b) you are not subject to backup withholding because (i) you are exempt from backup withholding, (ii) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified you that you are no longer subject to backup withholding; and (c) if an exemption from the Foreign Account Tax Compliance Act (FATCA) reporting was on this document then you certify that the FATCA code(s) entered on this document, if any, indicating that you are exempt from FATCA reporting is correct.

Certification instructions.

☐	Check this box if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

If one or more of the signatories listed here does not need to sign on behalf of the account, cross out their name. This does not apply to joint accounts.

Signature 1:

Signature 1	Date

Signer’s name	Title
(please print)

Signature 2:

Signature 2	Date

Signer’s name	Title
(please print)

Signature 3:

Signature 3	Date

Signer’s name	Title
(please print)

Signature 4:

Signature 4	Date

Signer’s name	Title
(please print)

Signature 5:

Signature 5	Date

Signer’s name	Title
(please print)

Signature 6:

Signature 6	Date

Signer’s name	Title
(please print)

Document No.:	3 of 4	Client Account No.:
TENDER_0523

Document No.:	Client Account No.:

Investment Professional Attestation

The undersigned Investment Professional hereby certifies that the Client is known to and is a Client of the Investment Professional, and the Investment Professional has had substantive discussions with the Client regarding the Client’s investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that all of the representations made by the Client on these Signature Pages are true and correct, (ii) based on information obtained from the Client concerning the Client’s investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a tender, redemption or withdrawal from the Fund is suitable for the Client, and (iii) that the Client’s contact information on record with the selling agent and as noted on these Signature Pages is true and correct. The Investment Professional confirmed that the Client is aware of the financial terms and risks applicable to a tender, redemption or withdrawal from the Fund and the specific class(es)/tranche(s) and series of Interests issued by each Fund in which the Client currently invests.

Investment Professional name	Production number / PB CAI number

Investment Professional signature	Date

Document No.:	4 of 4	Client Account No.:
TENDER_0523